JEFFREY W. HENDERSON

LIMITED POWER OF ATTORNEY FOR

SECTION 16 REPORTING OBLIGATIONS

      I hereby make, constitute and appoint each of, Stephen T.

Falk, John M. Adams, Jr., James E. Barnett, Christopher B.

Gaskill and Elaine S. Natsis, each acting individually, as the undersigned's true and lawful attorney-in-fact, with full

power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

      (1) prepare, execute, acknowledge, deliver and file

Forms 3, 4, and 5 (including any amendments thereto) with

respect to the securities of Cardinal Health, Inc., an Ohio

corporation (the "Company"), with the United States Securities and Exchange Commission (the "SEC"), any national securities exchanges and the Company, as considered necessary or

advisable under Section 16(a) of the United States Securities

Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange Act");

      (2) prepare and execute in the undersigned's name and on

the undersigned's behalf, and to submit to the SEC a Form ID,

including amendments thereto, and any other documents

necessary or appropriate to obtain codes and passwords

enabling the undersigned to make electronic filings with the

SEC of reports required by Section 16(a) of the Exchange Act or any rule or regulation of the SEC;

      (3) prepare, execute, acknowledge, deliver and file Form

144s (including any amendments or supplements thereto) with

respect to the sale of securities of the Company by the

undersigned, with the SEC, any national securities exchanges and the Company, as considered necessary or advisable under

Rule 144 of the Securities Act of 1933 and the rules and

regulations promulgated thereunder, as amended from time to

time;

      (4) seek or obtain, as the undersigned's representative

and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including

brokers, employee benefit plan administrators and trustees,

and the undersigned hereby authorizes any such person to

release any such information to the attorney-in-fact and

approves and ratifies any such release of information; and

      (5) perform any and all other acts which in the

discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the

foregoing.

      The undersigned acknowledges that:

      (1) this Limited Power of Attorney authorizes, but does

not require, each such attorney-in-fact to act in his

discretion on information provided to such attorney-in-fact

without independent verification of such information;

      (2) any documents prepared and/or executed by each such

attorney-in-fact on behalf of the undersigned pursuant to this

Limited Power of Attorney will be in such form and will

contain such information and disclosure as such attorney-in-

fact, in his discretion, deems necessary or desirable;

      (3) neither the company nor such attorney-in-fact assumes

(i) any liability for the undersigned's responsibility to

comply with the requirement of the Exchange Act, (ii) any

liability of the undersigned for any failure to comply with

such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the

Exchange Act; and

      (4) this Power of Attorney does not relieve the

undersigned from responsibility for compliance with the

undersigned's obligations under the Exchange Act, including

without limitation, the reporting requirements under Section

16 of the Exchange Act.

      The undersigned hereby gives and grants each of the

foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever required,

necessary or appropriate to be done in connection with the

undersigned and the undersigned also hereby ratifies all that each such attorney-in-fact shall lawfully do or cause to be

done by virtue of this Limited Power of Attorney.

      This Power of Attorney shall remain in full force and

effect until revoked by the undersigned in a signed writing

delivered to each such attorney-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this

Limited Power of Attorney to be executed as of this 15th day of

August, 2011.

     /s/ Jeffrey W. Henderson

     Signature

     JEFFREY W. HENDERSON

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